UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 Or 15(D) of The
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 21, 2004

                             WALTER INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                       001-13711              13-3429953
(State or other jurisdiction of         (Commission             (IRS Employer
incorporation or organization)          File Number)         Identification No.)

 4211 W. Boy Scout Boulevard, Tampa, Florida                        33607
  (Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (813) 871-4811

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

--------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

Item 8.01 Other Events

The following information is filed pursuant to Item 8.01 "Other Events":

On October 21, 2004 Walter Industries, Inc. issued a press release filed herewith as Exhibit 99 and incorporated by reference announcing that its Board of Directors has increased its quarterly dividend to 4 cents per common share, payable December 10, 2004 to shareholders of record on November 12, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     WALTER INDUSTRIES, INC.

                                     By:    /s/ Victor P. Patrick
                                            -----------------------------------
                                     Title: Victor P. Patrick
                                            Sr. Vice President, General Counsel
                                            and Secretary

Date: October 21, 2004

Exhibit Index

(99) Press released dated: October 21, 2004, issued by Walter Industries, Inc.